UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

International Bond Fund	December 31, 2010

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

International bonds generated good overall returns in 2010, although results varied widely between regions and markets. Ongoing debt problems weighed heavily on peripheral European markets such as Portugal, Ireland, and Spain, but core markets in Germany and France fared markedly better. Emerging markets debt recorded double-digit gains as relatively healthy fiscal positions, sound monetary policies, and better economic growth rates lured investors and drove record capital inflows. Strong performance for the International Bond Fund in the second half of the year overcame weakness in the first half and lifted annual returns into positive territory, while the Emerging Markets Bond Fund posted its second consecutive year of outstanding returns.

MARKET ENVIRONMENT

U.S. bonds produced good returns in 2010, despite some weakness in the last few months of the year. Treasury yields declined and prices climbed for much of the year as a sluggish economy, low inflation, and the European debt crisis spurred investor interest in U.S. government securities. Signs of economic improvement and expectations for stronger growth in 2011, coupled with concerns over growing fiscal deficits, caused longer-term Treasury yields to rise sharply in the final months of the year despite November’s announcement of a second round of quantitative easing by the Federal Reserve. Long-term U.S. Treasuries, high yield, and investment-grade corporate bonds performed very well for the full year, while shorter-term Treasuries and mortgage-backed securities posted more modest gains.

Non-U.S. bond returns were positive overall in 2010, though weakness in the final months of the year eroded earlier gains. Ongoing problems with burdensome government debt weighed on European bonds, particularly among peripheral markets struggling with rating downgrades, funding difficulties, and sluggish growth. Core euro zone markets such as Germany and France performed markedly better for the year. Japanese government bonds generated modest gains for the year. A sluggish recovery, low inflation, and strong demand from domestic insurers drove performance through the first eight months but ebbed in the closing quarter. With exports and company profits under continued threat from a stronger yen, Japanese gross domestic product was expected to contract over the fourth quarter of 2010. With the exception of the euro and the British pound, the dollar depreciated against most major currencies, boosting returns for U.S. investors.

Emerging markets debt generated good returns for the 6- and 12-month periods, despite giving ground in the fourth quarter. Investors showed strong interest in the asset class as a whole, with record-high inflows of $75 billion for the year. The inflows were so strong that several countries implemented capital controls to stem currency appreciation, including taxes on foreign investment and dollar purchase programs. Frontier and more volatile markets outperformed the index for the year, with Latin American markets such as Argentina and Venezuela enjoying outsized returns. Some Eastern European countries, notably Hungary and Croatia, lagged amid broad concerns about European sovereign debt.

INTERNATIONAL BOND FUND

The International Bond Fund returned 9.41% for the six months ended December 31, 2010, performing in line with the Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index and outpacing its Lipper peer group average by a comfortable margin. The strong second-half results lifted the fund into positive territory for the year as it recorded an annual gain of 5.17%, compared with 4.95% for the Barclays index and 6.58% for the Lipper average. (Returns for the fund’s Advisor Class shares varied slightly due to its different fee structure.) Currency selection and an allocation to sub-investment-grade European high yield and emerging markets corporate bonds helped the fund’s performance versus the Barclays index. An underweight duration allocation to core European markets, Japanese government bonds, and select Southeast Asian countries detracted from relative returns for the year given strong local market performance. Although the U.S. dollar swung up and down versus its major counterparts, it finished the year on a weaker note versus most of its peers, supporting the fund’s absolute performance, particularly over the latter half of the year.

Active currency selection provided a substantial boost to returns for the year. Overweight positions in the Swedish krona, Norwegian krone, and Swiss franc versus the euro were particularly beneficial as Europe’s sovereign debt concerns continued to weigh on the common currency. Increased risk appetite and record-high foreign investments benefited our positions in the Indian rupee, Korean won, and Malaysian ringgit, as well as in Eastern European currencies such as the Russian ruble and Polish zloty. We continue to see attractive opportunities in the currency markets supported by strong growth in these regions. We maintain overweight allocations to select Asian and emerging markets currencies, which should benefit from tighter monetary policies designed to fight inflation. We continue to look for opportunities to diversify away from the euro and the yen due to sovereign credit concerns and rich valuations, respectively.

Country selection and duration positioning were largely neutral for the fund’s relative performance for the year. Good results from our Mexican and Brazilian government bonds denominated in local currencies were offset by underweight allocations to strong developed markets (Germany, France, and Japan) and select Southeast Asian markets (Taiwan, South Korea, and Malaysia). We are maintaining a modest overall underweight duration, with the view that yields in the major government bond markets continue to be expensive. We favor Mexican and Brazilian bonds and a broad allocation to investment-grade emerging market government bonds. We are underweight in peripheral euro zone government bond markets as they struggle with ongoing debt problems and ratings downgrades, and we have no allocation to vulnerable markets in Portugal and Ireland.

Sector and security selection were modestly positive for the year. An underweight allocation to European securitized and government-related bonds boosted relative returns as debt concerns and sluggish economic growth weighed on investor sentiment. Our investment-grade emerging market government bonds and quasi-sovereign bonds denominated in U.S. dollars also helped our performance versus the benchmark, but an underweight position in Japanese investment-grade corporate debt detracted. Volatile market conditions affected our overweight position in European corporate bonds, which ended the year with a neutral impact on the fund’s overall performance. We still favor European corporate debt over alternative credit assets such as government-related or securitized bonds.

Our sub-investment-grade debt generated positive results. A renewed investor appetite for risk in the wake of the global economic recovery, good fundamentals, and strong corporate balance sheets benefited our European high yield and emerging market corporate bonds denominated in U.S. dollars. We increased these positions gradually over the course of the year and believe these sectors will continue to outperform.

EMERGING MARKETS BOND FUND

The Emerging Markets Bond Fund gained 8.08% during the six months ended December 31, 2010, outpacing the JPMorgan Emerging Markets Bond Index Global but underperforming its Lipper peer group average by a slim margin. The fund climbed 13.29% for the full year and outperformed the JPMorgan index and the Lipper average. Increased risk appetite in the wake of the global economic recovery and better growth prospects relative to the world’s developed markets drove strong investor inflows to emerging markets bonds. The fund’s positive performance versus the JPMorgan index was primarily due to our corporate and quasi-sovereign bonds, which offer attractive yields relative to sovereign debt, and an underweight allocation to Asian markets such as China and Malaysia, which underperformed during the period. Our exposure to Eastern Europe detracted from relative returns as investors feared that the sovereign debt crisis in developed Europe could spread to neighboring countries.

Among corporate and quasi-sovereign bonds, our positions in higher-yielding Brazilian corporations such as BR Properties and Minerva were top contributors to relative performance for the year. Strong demand in Brazil’s commercial real estate market boosted BR Properties, which had seen decreasing vacancy rates for the past five years and currently enjoys a very low rate of 1.9%. Minerva, Brazil’s third-largest beef producer, should continue to benefit from both a local and global increase in beef demand as increasingly wealthy consumers around the world adopt higher-protein diets. We remain focused on companies that stand to benefit from growing domestic demand from the emerging markets consumer, particularly in Brazil, Russia, China, India, and Mexico. As an illustration, we participated in a new issue from Axis Bank, the third-largest private sector bank in India. Indian banks tend to have strong balance sheets, and low credit penetration in the region provides ample room to grow as the domestic consumer base strengthens. (Please refer to the portfolio of investments for a complete list of fund holdings and the amount each represents in the portfolio.)

We are also looking closely at companies that can benefit from favorable ratings trends at the sovereign level. Corporate bond ratings are often influenced by the home country’s government bond ratings based on the premise that the sovereign is the lender of last resort. Fundamentally solid companies that are currently constrained by this tendency may receive a rating upgrade if the sovereign rating is upgraded. For example, economic improvement and market-friendly policies could result in ratings upgrades for Argentine government debt in 2011. We recognized this as an opportunity and participated in a new issue from Aeropuertos Argentina 2000, a company that manages 33 of the country’s 54 airports and accounts for over 90% of the country’s passengers. Given the firm’s monopoly position and already strong credit profile, a ratings upgrade of Argentina’s sovereign debt could significantly benefit Aeropuertos.

We increased our allocation to debt denominated in local currencies, with the bulk of our exposure in Brazil and Mexico. There is a risk that inflationary concerns will pressure local Brazilian interest rates upward over the near term, and we recently have rotated some of our exposure into Brazilian inflation-linked bonds. In Mexico, our peso-denominated bonds benefited from benign inflation expectations and an improving economic backdrop.

From a regional perspective, the Middle East and Africa region remains an area of focus for the fund, with emphasis on frontier markets such as Iraq, Ghana, and Gabon. We also hold a meaningful corporate debt exposure in the region, including our position in DP World, a global port operator domiciled in the United Arab Emirates. The company boasts good credit strength and a manageable debt maturity profile and holds strategic importance to Dubai given its global export capabilities.

We maintained an underweight in Asian sovereign debt, mostly on the grounds of rich valuations. However, we have a substantive holding in Agile Properties, one of the leading property developers in China. Agile Properties has limited exposure to higher-profile Chinese cities that have experienced significant home price appreciation and face higher risk of future price corrections. The company has solid credit fundamentals, generates healthy gross margins, and benefits from increasing urbanization and high income growth in China.

OUTLOOK

In the U.S., December’s extension of the Bush tax cuts should add approximately 0.5% to gross domestic product in 2011, lifting annual growth to approximately 3.5%. Although additional stimulus measures could boost growth rates further, the long-term outlook is uncertain as fiscal deterioration at the state and federal levels remains unaddressed.

Given the delicate balance between maintaining growth and checking inflation, expectations for Fed interest rate hikes have moved forward to the end of 2011. As a result, shorter-dated U.S. Treasuries have little room to rally, while longer-dated Treasuries are vulnerable to the structural problems related to the deficit.

In non-U.S. developed markets, currently low yields suggest a limited scope for the price of core euro zone government debt to increase. With weak demand likely to dampen core inflation, we expect the European Central Bank to increase interest rates by 0.25% in 2011. We are underweight in certain peripheral euro zone debt markets, such as Spain, Portugal, and Ireland, in light of their acute fiscal challenges. Over the longer term, we believe core euro zone government bond yields will trade moderately higher given their rich valuations. A disappointing near-term economic outlook and an appreciating yen present significant challenges for policymakers in export-oriented Japan. Although fiscal stimulus should support domestic demand, a weak labor market will likely prevent a significant recovery in consumer demand. Fiscal issues within developed markets should continue to weigh on government bonds over the long term, with policymakers more likely to achieve fiscal stabilization rather than meaningful deficit reduction.

We believe that strong capital inflows will continue to support emerging markets debt, although the outsized returns of the past two years are unlikely to be repeated. Fiscal stability and favorable ratings trends relative to developed markets are likely to spur significant investment growth over the coming years. However, downside risks remain. We are monitoring the effect of rising food and textile prices on emerging economies, as well as policy responses to inflationary pressures. Fiscal issues in developed markets present their own set of challenges. We expect high debt in developed Europe to be one of the main determinants of investors’ risk appetite—and ultimately, credit spreads for emerging market debt—throughout 2011. Rising U.S. Treasury yields also pose a meaningful risk to emerging markets debt in 2011. On the whole, however, we continue to believe that growth prospects in emerging markets—particularly in smaller frontier markets that offer a yield advantage—are better than those in developed markets. We also favor corporate bonds over sovereign debt, with a focus on companies that stand to benefit from increasing domestic demand in countries such as Brazil, Mexico, and China.

Effective security selection will become increasingly important as the international bond market grows in size, complexity, and maturity. We believe that the extended reach of T. Rowe Price’s global credit and equity research platforms, combined with our emphasis on professional collaboration within and across departments, gives our portfolio managers a critical edge in evaluating investment opportunities and risks in the global bond market.

Respectfully submitted,

Ian Kelson
President of the International Fixed Income Division and chairman of the
International Bond Fund’s Investment Advisory Committee

Michael Conelius
Chairman of the Investment Advisory Committee for the Emerging Markets
Bond Fund

January 27, 2011

The committee chairmen have day-to-day responsibility for the portfolios and work with committee members in developing and executing the funds’ investment programs.

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2010

T. ROWE PRICE INTERNATIONAL BOND FUND

The following information updates the prospectus for the T. Rowe Price International Bond Fund. These changes become effective on March 1, 2011.

On page 7, the first two sentences of the first paragraph under “Principal Investment Strategies” are deleted and replaced with the following:

Normally, the fund will invest at least 80% of its net assets in foreign bonds and 65% of its net assets in foreign bonds that are rated within the three highest credit categories (i.e., A- or equivalent or better), as determined by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price. If a bond is split-rated (i.e., assigned different ratings by different credit rating agencies), the higher rating will be used. The fund may invest up to 20% of its total assets in bonds that have received a below investment-grade rating from each of the rating agencies that has assigned a rating to the bond (or, if unrated, deemed to be below investment-grade quality by T. Rowe Price), including those in default or with the lowest rating.

T. ROWE PRICE INTERNATIONAL BOND FUND-ADVISOR CLASS

The following information updates the prospectus for the T. Rowe Price International Bond Fund–Advisor Class. These changes become effective on March 1, 2011.

On page 2, the first two sentences of the first paragraph under “Principal Investment Strategies” are deleted and replaced with the following:

Normally, the fund will invest at least 80% of its net assets in foreign bonds and 65% of its net assets in foreign bonds that are rated within the three highest credit categories (i.e., A- or equivalent or better), as determined by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price. If a bond is split-rated (i.e., assigned different ratings by different credit rating agencies), the higher rating will be used. The fund may invest up to 20% of its total assets in bonds that have received a below investment-grade rating from each of the rating agencies that has assigned a rating to the bond (or, if unrated, deemed to be below investment-grade quality by T. Rowe Price), including those in default or with the lowest rating.

The date of this supplement is February 18, 2011.

RISKS OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index: An unmanaged index that tracks an international basket of bonds that contains 65% government, 14% corporate, 13% agency, and 8% mortgage-related bonds.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage-point rise in rates, and vice versa.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

JPMorgan Emerging Markets Bond Index Global: Tracks U.S. dollar-denominated government bonds of 31 foreign countries.

Lipper average: The average of available mutual fund performance returns in defined categories as tracked by Lipper Inc.

Quasi-sovereign debt: Debt issued by a corporation and backed by the respective government, typically offering the higher yields of corporate debt with the added benefit of government support.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the International Bond Fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE					
Beginning of period	$ 9.87	$ 9.57	$ 10.09	$ 9.69	$ 9.40
Investment activities					
Net investment income	0.25	0.27	0.37	0.35	0.31
Net realized and unrealized gain (loss)	0.25	0.49	(0.19)	0.60	0.39
Total from investment activities	0.50	0.76	0.18	0.95	0.70
Distributions					
Net investment income	(0.25)	(0.27)	(0.37)	(0.35)	(0.32)
Net realized gain	(0.17)	(0.19)	(0.33)	(0.20)	(0.09)
Total distributions	(0.42)	(0.46)	(0.70)	(0.55)	(0.41)
NET ASSET VALUE					
End of period	$ 9.95	$ 9.87	$ 9.57	$ 10.09	$ 9.69

Ratios/Supplemental Data

Total return(1)	5.17%	8.38%	1.77%	10.05%	7.55%
Ratio of total expenses to average net assets	0.82%	0.82%	0.81%	0.82%	0.84%
Ratio of net investment income to average net assets	2.50%	2.82%	3.70%	3.57%	3.31%
Portfolio turnover rate	61.5%	57.6%	69.2%	78.4%	120.8%
Net assets, end of period (in millions)	$ 4,402	$ 3,423	$ 2,142	$ 2,366	$ 2,030

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Financial Highlights | For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE					
Beginning of period	$ 9.85	$ 9.56	$ 10.07	$ 9.67	$ 9.39
Investment activities					
Net investment income	0.21	0.24	0.34	0.32	0.30
Net realized and unrealized gain (loss)	0.25	0.48	(0.18)	0.61	0.37
Total from investment activities	0.46	0.72	0.16	0.93	0.67
Distributions					
Net investment income	(0.21)	(0.24)	(0.34)	(0.33)	(0.30)
Net realized gain	(0.17)	(0.19)	(0.33)	(0.20)	(0.09)
Total distributions	(0.38)	(0.43)	(0.67)	(0.53)	(0.39)
NET ASSET VALUE					
End of period	$ 9.93	$ 9.85	$ 9.56	$ 10.07	$ 9.67

Ratios/Supplemental Data

Total return(1)	4.85%	7.93%	1.57%	9.82%	7.25%
Ratio of total expenses to average net assets	1.13%	1.15%	1.13%	1.09%	1.03%
Ratio of net investment income to average net assets	2.19%	2.53%	3.40%	3.33%	3.13%
Portfolio turnover rate	61.5%	57.6%	69.2%	78.4%	120.8%
Net assets, end of period (in thousands)	$ 529,400	$ 485,163	$ 431,987	$ 461,694	$ 119,997

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Par/Shares	Value
ARGENTINA 0.1%		
Corporate Bonds 0.1%		
ARCOR, 7.25%, 11/9/17 (USD) (1)	1,500,000	1,583
Arcos Dorados, 7.50%, 10/1/19 (USD) (1)	3,790,000	4,112
Total Argentina (Cost $5,322)		5,695
AUSTRALIA 0.8%		
Corporate Bonds 0.8%		
Australia & New Zealand Banking, 4.375%, 5/24/12 (EUR)	2,726,000	3,776
Australia & New Zealand Banking, 5.125%, 9/10/19 (EUR)	2,375,000	3,200
Australia & New Zealand Banking, FRN, 4.75%, 12/7/18 (GBP)	698,000	1,107
BHP Billiton Finance, 4.75%, 4/4/12 (EUR)	2,000,000	2,775
Commonwealth Bank of Australia, 3.625%, 10/14/14 (CAD)	1,255,000	1,280
Commonwealth Bank of Australia, 3.875%, 12/14/15 (GBP)	1,000,000	1,574
Commonwealth Bank of Australia, 5.50%, 8/6/19 (EUR)	3,550,000	4,902
National Australia Bank, 4.75%, 7/15/16 (EUR)	3,000,000	4,282
National Australia Bank, 5.375%, 12/8/14 (GBP)	1,000,000	1,683
National Australia Bank, FRN, 4.50%, 6/23/16 (EUR)	4,086,000	5,384
St. George Bank, 6.50%, 6/24/13 (EUR)	200,000	294
Wesfarmers, 3.875%, 7/10/15 (EUR)	2,500,000	3,450
Westfield Financial, 3.625%, 6/27/12 (EUR)	550,000	746
Westfield Financial, 5.50%, 6/27/17 (GBP)	450,000	729
Westpac Banking, 3.75%, 12/1/14 (CAD)	1,255,000	1,274
Westpac Banking, 4.25%, 9/22/16 (EUR)	2,000,000	2,779
Westpac Banking, 5.00%, 10/21/19 (GBP)	1,000,000	1,560
Total Australia (Cost $42,110)		40,795

CANADA 4.1%

Corporate Bonds 1.3%

Bank of Montreal, FRN, 5.20%, 6/21/17	1,180,000	1,236
Bank of Nova Scotia, 3.34%, 3/25/15	3,000,000	3,061
Bombardier, 7.25%, 11/15/16 (EUR)	3,600,000	5,099
Canadian Natural Resources, 4.50%, 1/23/13	1,560,000	1,627
Enbridge, 4.26%, 2/1/21	2,305,000	2,277
EnCana, 5.80%, 1/18/18 (1)	1,445,000	1,638
Greater Toronto Airport, 6.47%, 2/2/34 (1)	1,420,000	1,702
Hydro One, 5.18%, 10/18/17	1,655,000	1,839
Loblaw, 5.22%, 6/18/20	1,500,000	1,561
Rogers Communications, 5.38%, 11/4/19	1,595,000	1,676
Royal Bank of Canada, 4.35%, 6/15/20	2,950,000	3,073
Royal Bank of Canada, 4.625%, 1/22/18 (EUR)	17,100,000	24,674
Royal Bank of Canada, 5.75%, 7/25/11 (EUR)	1,200,000	1,640
Telus, 4.95%, 3/15/17	1,500,000	1,587
Thomson Reuters, 5.20%, 12/1/14	1,445,000	1,572
Toronto-Dominion Bank, 4.875%, 1/23/13 (EUR)	1,700,000	2,414
Toronto-Dominion Bank, FRN, 5.69%, 6/3/18	2,845,000	3,061
Wells Fargo Financial Canada, 4.33%, 12/6/13	1,060,000	1,106
		60,843

Government Bonds 2.8%

Government of Canada, 3.50%, 6/1/13	15,597,000	16,309
Government of Canada, 3.75%, 6/1/19	16,334,000	17,301
Government of Canada, 4.00%, 6/1/17	10,187,000	11,024
Government of Canada, 4.50%, 6/1/15	20,472,000	22,489
Government of Canada, 5.00%, 6/1/37	11,343,000	14,157
Government of Canada, 5.25%, 6/1/12	18,016,000	19,052
Province of Ontario, 4.20%, 6/2/20	17,980,000	18,643

UPC Germany, 9.625%, 12/1/19 (EUR) (1)	1,952,000	2,850
		16,166
Government Bonds 0.4%		
Kingdom of Denmark, 5.00%, 11/15/13	83,415,000	16,467
Kingdom of Denmark, 7.00%, 11/10/24	11,285,000	2,835
		19,302
Total Denmark (Cost $32,853)		35,468
FRANCE 9.4%		
Corporate Bonds 2.9%		
Alcatel-Lucent, 6.375%, 4/7/14	3,500,000	4,584
Autoroutes du Sud de la France, 7.375%, 3/20/19	2,450,000	4,037
AXA, FRN, 5.25%, 4/16/40	3,200,000	3,784
Banque PSA Finance, 3.625%, 4/29/14	3,000,000	4,003
BNP Paribas, 5.431%, 9/7/17	2,525,000	3,642
BNP Paribas Home Loan, 3.75%, 4/20/20	3,600,000	4,803
Casino Guichard Perrachon & Cie, 4.379%, 2/8/17	1,200,000	1,638
Casino Guichard Perrachon & Cie, 4.875%, 4/10/14	750,000	1,062
Casino Guichard Perrachon & Cie, 6.375%, 4/4/13	1,900,000	2,760
Credit Agricole, 5.971%, 2/1/18	4,300,000	6,166
Credit Agricole, STEP, 5.00%, 6/29/49 (GBP)	2,491,000	3,295
Crown Euro Holdings, 7.125%, 8/15/18 (1)	3,370,000	4,656
Electricite de France, 6.25%, 1/25/21	2,000,000	3,151
Electricite de France, 6.875%, 12/12/22 (GBP)	1,200,000	2,191
France Telecom, 8.00%, 12/20/17 (GBP)	498,000	957
GDF Suez, 5.625%, 1/18/16	2,947,000	4,427
HSBC Covered Bonds (France), 3.375%, 1/20/17	9,650,000	12,998
Legrand, 4.25%, 2/24/17	4,000,000	5,444

Pernod-Ricard, 7.00%, 1/15/15	2,000,000	2,947
Pinault Printemps Redoute, 8.625%, 4/3/14	2,242,000	3,516
RCI Banque, 4.375%, 1/27/15	1,185,000	1,617
RCI Banque, 8.125%, 5/15/12	1,794,000	2,577
Saint-Gobain, 4.00%, 10/8/18	3,500,000	4,596
Societe de Financement de l'Economie, 3.25%, 1/16/14 (2)	24,906,000	34,634
Societe Generale, 5.25%, 3/28/13	2,900,000	4,118
Societe Generale, 6.125%, 8/20/18	5,100,000	7,471
Suez Environnement, 6.25%, 4/8/19	2,000,000	3,131
Veolia Environnement, 4.875%, 5/28/13	2,192,000	3,118
Veolia Environnement, 5.25%, 4/24/14	1,495,000	2,165
Veolia Environnement, 5.875%, 2/1/12	928,000	1,297
Veolia Environnement, 6.75%, 4/24/19	598,000	953
		145,738
Government Bonds 6.5%		
Republic of France, 3.50%, 7/12/11	30,000,000	40,666
Republic of France, 3.75%, 1/12/12	86,642,000	119,460
Republic of France, 4.00%, 10/25/14	56,421,000	81,512
Republic of France, 5.50%, 4/25/29	15,846,000	25,812
Republic of France, 5.75%, 10/25/32	30,771,000	52,513
		319,963
Total France (Cost $479,061)		465,701
GERMANY 16.6%		
Corporate Bonds 3.8%		
Allianz Finance II, FRN, 6.50%, 1/13/25	2,772,000	4,005
BASF, 5.875%, 3/31/17 (GBP)	800,000	1,387
Bayer, 5.625%, 5/23/18 (GBP)	2,400,000	4,065

Smurfit Kappa Acquisitions, 7.75%, 11/15/19 (1)	791,000	1,112
Total Ireland (Cost $37,563)		36,457

ITALY 5.7%

Corporate Bonds 1.5%

Atlantia, 5.00%, 6/9/14	1,200,000	1,684
Atlantia, 5.625%, 5/6/16	3,450,000	4,972
Banca Monte dei Paschi di Siena, 4.75%, 4/30/14	4,000,000	5,497
Enel, 5.25%, 1/14/15	4,879,000	6,972
Enel, 6.25%, 6/20/19 (GBP)	1,800,000	3,017
Fiat Finance, 5.625%, 6/12/17	750,000	1,009
Finmeccanica Finance, 5.75%, 12/12/18	1,000,000	1,441
Finmeccanica Finance, 8.125%, 12/3/13	2,700,000	4,112
Intesa SanPaolo, 5.00%, 9/23/19	3,600,000	4,751
Intesa SanPaolo, 6.625%, 5/8/18	4,000,000	5,266
Intesa SanPaolo, FRN, 4.375%, 6/26/18	2,000,000	2,605
Intesa SanPaolo, FRN, 5.75%, 5/28/18	1,100,000	1,465
Lottomatica, 5.375%, 12/5/16	3,700,000	4,904
Olivetti Finance, 6.875%, 1/24/13	2,890,000	4,162
Telecom Italia Group, 5.25%, 2/10/22	950,000	1,224
Telecom Italia Group, 7.875%, 1/22/14	2,500,000	3,767
Telecom Italia Group, 8.25%, 3/21/16	4,200,000	6,562
UniCredito, 5.75%, 9/26/17	4,235,000	5,597
UniCredito, 6.10%, 2/28/12	579,000	796
Wind Acquisition, 11.75%, 7/15/17 (1)	1,900,000	2,837
Wind Acquisition, 11.75%, 7/15/17	1,200,000	1,792
		74,432

Government Bonds 4.2%

Italy Buoni Poliennali Del Tesoro, 4.50%, 2/1/18	46,237,000	62,340

Republic of Italy, 4.00%, 2/1/37	51,406,000	56,406
Republic of Italy, 4.25%, 8/1/14	31,310,000	42,880
Republic of Italy, 5.25%, 8/1/17	25,056,000	35,432
Republic of Italy, 6.00%, 5/1/31	3,623,000	5,234
Republic of Italy, 7.25%, 11/1/26	2,335,653	3,825
		206,117
Total Italy (Cost $303,306)		280,549

JAMAICA 0.1%

Corporate Bonds 0.1%

Digicel Group, 8.875%, 1/15/15 (USD)	3,225,000	3,273
Digicel Group, 10.50%, 4/15/18 (USD) (1)	1,150,000	1,271
Total Jamaica (Cost $4,396)		4,544

JAPAN 20.0%

Government Bonds 20.0%

Government of Japan, 0.50%, 12/20/15	4,016,200,000	49,695
Government of Japan, 1.30%, 6/20/20	9,380,800,000	118,000
Government of Japan, 1.40%, 9/20/15	14,610,450,000	188,624
Government of Japan, 1.40%, 3/20/18	4,883,300,000	62,985
Government of Japan, 1.50%, 6/20/19	5,308,300,000	68,311
Government of Japan, 1.70%, 3/20/17	3,061,800,000	40,287
Government of Japan, 1.70%, 9/20/17	9,563,300,000	125,803
Government of Japan, 1.90%, 3/20/25	4,866,850,000	62,765
Government of Japan, 2.00%, 12/20/33	2,702,450,000	33,524
Government of Japan, 2.30%, 6/20/28	15,053,350,000	199,315
Government of Japan, 2.30%, 3/20/40	2,983,400,000	39,218
Total Japan (Cost $884,720)		988,527

JERSEY 0.0%		
Corporate Bonds 0.0%		
Travelers Insurance, 5.75%, 12/6/11 (GBP)	1,359,000	2,187
Total Jersey (Cost $2,383)		2,187
KAZAKHSTAN 0.1%		
Corporate Bonds 0.1%		
HSBK Europe, 7.75%, 5/13/13 (USD)	3,260,000	3,415
Total Kazakhstan (Cost $3,195)		3,415
LITHUANIA 0.3%		
Government Bonds 0.3%		
Republic of Lithuania, 5.125%, 9/14/17 (USD) (1)	6,967,000	6,898
Republic of Lithuania, 6.75%, 1/15/15 (USD)	9,585,000	10,400
Total Lithuania (Cost $16,670)		17,298
LUXEMBOURG 0.3%		
Corporate Bonds 0.3%		
Arcelormittal, 9.375%, 6/3/16	4,000,000	6,519
Codere Finance Luxembourg, 8.25%, 6/15/15	3,500,000	4,665
Fiat Finance & Trade, 6.625%, 2/15/13	1,000,000	1,393
Michelin Finance Luxembourg, 8.625%, 4/24/14	2,195,000	3,445
Total Luxembourg (Cost $16,335)		16,022
MALAYSIA 1.1%		
Government Bonds 1.1%		
Malaysian Government, 3.70%, 5/15/13	28,550,000	9,386
Malaysian Government, 4.012%, 9/15/17	38,420,000	12,678

Malaysian Government, 4.378%, 11/29/19	78,750,000	26,210
Malaysian Government, 4.498%, 4/15/30	14,640,000	4,901
Total Malaysia (Cost $53,042)		53,175
MEXICO 2.7%		
Corporate Bonds 0.7%		
CEMEX Finance, 9.50%, 12/14/16 (USD) (1)	3,500,000	3,627
Controladora Mabe, 7.875%, 10/28/19 (USD) (1)	2,500,000	2,843
Corporacion Geo, 8.875%, 9/25/14 (USD) (1)	500,000	564
Grupo Petrotemex, 9.50%, 8/19/14 (USD) (1)	1,500,000	1,680
Grupo Posadas, 9.25%, 1/15/15 (USD) (1)	2,400,000	2,220
Grupo Televisa, 6.625%, 1/15/40 (USD)	3,000,000	3,264
Pemex Project Funding Master Trust, 6.25%, 8/5/13 (EUR)	2,690,000	3,891
Pemex Project Funding Master Trust, 6.375%, 8/5/16 (EUR)	2,490,000	3,651
Petroleos Mexicanos, 5.50%, 1/21/21 (USD)	10,730,000	10,918
Petroleos Mexicanos, 7.50%, 12/18/13 (GBP)	1,580,000	2,713
Urbi Desarrollos Urbanos, 9.50%, 1/21/20 (USD) (1)	1,250,000	1,434
		36,805
Government Bonds 2.0%		
United Mexican States, 8.50%, 12/13/18	673,175,000	60,253
United Mexican States, 8.50%, 11/18/38	214,205,000	18,473
United Mexican States, 10.00%, 12/5/24	196,476,000	19,833
		98,559
Total Mexico (Cost $134,662)		135,364
NETHERLANDS 3.1%		
Corporate Bonds 2.6%		
Ahold Finance USA, 5.875%, 3/14/12	1,794,000	2,510

Ahold Finance USA, 6.50%, 3/14/17 (GBP)	1,694,000	2,936
Akzo Nobel, 7.25%, 3/27/15	3,000,000	4,657
Akzo Nobel, 8.00%, 4/6/16 (GBP)	700,000	1,299
Bank Nederlandse Gemeenten, 4.125%, 6/28/16	22,973,000	32,842
Bank Nederlandse Gemeenten, 4.625%, 9/13/12	17,100,000	24,064
Clondalkin Acquisition, FRN, 3.026%, 12/15/13	1,400,000	1,768
Clondalkin Acquisition, FRN, 3.026%, 12/15/13 (1)	2,400,000	3,031
Conti-Gummi Finance, 7.50%, 9/15/17 (1)	850,000	1,171
Conti-Gummi Finance, 8.50%, 7/15/15 (1)	1,800,000	2,607
Heineken, 7.125%, 4/7/14	3,094,000	4,678
Heineken, 7.25%, 3/10/15 (GBP)	1,495,000	2,653
ING Bank, 5.50%, 1/4/12	1,125,000	1,536
ING Verzekering, 4.00%, 9/18/13	1,950,000	2,650
Koninklijke, 4.50%, 3/18/13	1,500,000	2,107
Koninklijke, 5.75%, 3/18/16 (GBP)	2,420,000	4,067
Koninklijke, 7.50%, 2/4/19	2,500,000	4,084
New World Resources, 7.875%, 5/1/18 (1)	3,132,000	4,332
OI European Group, 6.75%, 9/15/20 (1)	3,372,000	4,551
Rabobank Nederland, 4.25%, 1/16/17	5,481,000	7,652
RWE Finance, 6.375%, 6/3/13 (GBP)	598,000	1,026
RWE Finance, 6.50%, 4/20/21 (GBP)	598,000	1,063
RWE Finance, 6.625%, 1/31/19	2,600,000	4,131
Ziggo Bond, 8.00%, 5/15/18 (1)	3,432,000	4,724
		126,139
Government Bonds 0.5%		
Kingdom of the Netherlands, 5.50%, 1/15/28	16,363,000	27,351
		27,351
Total Netherlands (Cost $151,445)		153,490

RUSSIA 0.7%		
Corporate Bonds 0.5%		
Evraz Group, 8.875%, 4/24/13 (USD)	3,875,000	4,185
Gazprom, 4.56%, 12/9/12 (EUR)	2,500,000	3,458
Gazprom, 5.364%, 10/31/14 (EUR)	470,000	658
Gazprom, 5.44%, 11/2/17 (EUR)	1,800,000	2,450
TNK-BP Finance, 7.25%, 2/2/20 (USD) (1)	1,000,000	1,092
VEB Finance, 6.902%, 7/9/20 (USD) (1)	2,000,000	2,100
VIP Finance Ireland, 9.125%, 4/30/18 (USD)	3,000,000	3,420
VTB Capital, 6.875%, 5/29/18 (USD)	4,000,000	4,240
		21,603
Government Bonds 0.2%		
Russian Federation, FRN, 7.50%, 3/31/30 (USD)	9,180,015	10,626
		10,626
Total Russia (Cost $31,223)		32,229
SOUTH AFRICA 1.6%		
Government Bonds 1.6%		
Republic of South Africa, 6.75%, 3/31/21	307,890,000	42,218
Republic of South Africa, 8.00%, 12/21/18	144,300,000	21,834
Republic of South Africa, 13.50%, 9/15/15	77,300,000	14,570
Total South Africa (Cost $72,913)		78,622
SOUTH KOREA 1.3%		
Corporate Bonds 0.0%		
Export-Import Bank of Korea, 4.625%, 2/20/17 (EUR)	900,000	1,241
		1,241

UKRAINE 0.1%

Corporate Bonds 0.1%		
DTEK Finance, 9.50%, 4/28/15 (USD)	3,000,000	3,120
MHP, 10.25%, 4/29/15 (USD)	3,550,000	3,754
Total Ukraine (Cost $6,649)		6,874

UNITED ARAB EMIRATES 0.1%

Corporate Bonds 0.1%		
DP World Sukuk, 6.25%, 7/2/17 (USD)	3,500,000	3,474
Dubai Electricity & Water, 7.375%, 10/21/20 (USD) (1)	4,000,000	3,754
Total United Arab Emirates (Cost $6,967)		7,228

UNITED KINGDOM 8.5%

Corporate Bonds 4.6%		
AstraZeneca, 5.125%, 1/15/15 (EUR)	1,155,000	1,700
Aviva, FRN, 6.875%, 5/22/38 (EUR)	3,000,000	3,956
B.A.T. International Finance, 5.375%, 6/29/17 (EUR)	3,450,000	5,076
B.A.T. International Finance, 6.375%, 12/12/19	800,000	1,399
Barclays Bank, 4.00%, 10/7/19 (EUR)	18,500,000	24,785
Barclays Bank, 4.875%, 3/31/13 (EUR)	1,495,000	2,056
Barclays Bank, 4.875%, 8/13/19 (EUR)	1,000,000	1,357
Barclays Bank, 5.25%, 5/27/14 (EUR)	2,100,000	2,999
Barclays Bank, 5.75%, 3/8/11 (EUR)	1,395,000	1,835
Barclays Bank, 5.75%, 8/17/21	2,400,000	3,776
Barclays Bank, 6.00%, 1/14/21 (EUR)	2,000,000	2,586
BG Energy Capital, 5.125%, 12/7/17	1,000,000	1,669
BG Energy Capital, 5.875%, 11/13/12	740,000	1,236
British Sky Broadcasting Finance, 5.75%, 10/20/17	2,500,000	4,225
British Telecommunications, 6.50%, 7/7/15 (EUR)	1,700,000	2,559

British Telecommunications, 8.625%, 3/26/20	800,000	1,512
Centrica, 5.125%, 12/10/14	1,000,000	1,678
Centrica, 7.125%, 12/9/13 (EUR)	1,550,000	2,357
Compass Group, 6.375%, 5/29/12	1,993,000	3,285
EC Finance, 9.75%, 8/1/17 (EUR) (1)	3,171,000	4,576
Experian Fiance, 4.75%, 2/4/20 (EUR)	4,000,000	5,389
FCE Bank, 9.375%, 1/17/14 (EUR)	3,300,000	4,895
G4S, 7.75%, 5/13/19	800,000	1,405
GlaxoSmithKline Capital, 5.125%, 12/13/12 (EUR)	1,110,000	1,581
GlaxoSmithKline Capital, 5.625%, 12/13/17 (EUR)	2,200,000	3,337
HBOS, FRN, 4.375%, 10/30/19 (EUR)	1,246,000	1,498
HSBC Bank, FRN, 4.25%, 3/18/16 (EUR)	1,555,000	2,038
HSBC Holdings, 4.50%, 4/30/14 (EUR)	2,000,000	2,824
HSBC Holdings, 6.25%, 3/19/18 (EUR)	3,700,000	5,359
HSBC Holdings, FRN, 3.625%, 6/29/20 (EUR)	2,893,000	3,732
HSBC Holdings, FRN, 9.875%, 4/8/18	2,310,000	4,050
Imperial Tobacco Finance, 4.375%, 11/22/13 (EUR)	3,850,000	5,413
Imperial Tobacco Finance, 6.875%, 6/13/12	1,499,000	2,489
Intercontinental Hotels, 6.00%, 12/9/16	900,000	1,460
ITV, 10.00%, 6/30/14 (EUR)	1,600,000	2,464
Kerling, 10.625%, 2/1/17 (EUR)	500,000	728
Kerling, 10.625%, 2/1/17 (EUR) (1)	2,956,000	4,306
Kingfisher, 5.625%, 12/15/14	1,296,000	2,134
Legal & General Group, FRN, 4.00%, 6/8/25 (EUR)	3,000,000	3,588
Lloyds TSB Bank, 4.57%, 10/13/15 (CAD)	2,250,000	2,226
Lloyds TSB Bank, 6.375%, 6/17/16 (EUR)	2,800,000	4,029
Lloyds TSB Bank, 6.50%, 3/24/20 (EUR)	2,500,000	3,095
Lloyds TSB Bank, 7.50%, 4/15/24	1,000,000	1,639
Marks & Spencer, 5.625%, 3/24/14	1,395,000	2,300

Government Bonds 3.9%

Government of the United Kingdom, 2.75%, 1/22/15	4,691,000	7,518
Government of the United Kingdom, 4.25%, 6/7/32	69,306,000	109,362
Government of the United Kingdom, 4.25%, 9/7/39	35,094,000	55,362
Government of the United Kingdom, 4.50%, 3/7/19	10,778,000	18,360
		190,602
Total United Kingdom (Cost $427,713)		418,168

UNITED STATES 3.4%

Corporate Bonds 3.4%

American Honda Finance, 3.75%, 3/16/11 (EUR)	1,000,000	1,342
American Honda Finance, 6.25%, 7/16/13 (EUR)	2,500,000	3,678
AT&T, 5.875%, 4/28/17 (GBP)	1,000,000	1,706
Bank of America, 4.625%, 2/18/14 (EUR)	1,594,000	2,153
Bank of America, 5.25%, 11/9/16 (GBP)	1,800,000	2,621
Bank of America, FRN, 4.75%, 5/23/17 (EUR)	1,000,000	1,200
CEDC Finance, 8.875%, 12/1/16 (EUR)	3,300,000	4,586
Citigroup, 3.50%, 8/5/15 (EUR)	6,935,000	9,026
Citigroup, 5.00%, 8/2/19 (EUR)	2,000,000	2,618
Citigroup, 6.25%, 9/2/19 (GBP)	1,196,000	1,922
Citigroup, 6.40%, 3/27/13 (EUR)	3,240,000	4,619
Citigroup, FRN, 4.75%, 2/10/19 (EUR)	1,594,000	1,939
CRH Finance, 7.375%, 5/28/14 (EUR)	4,000,000	5,924
DaimlerChrysler, 4.375%, 3/21/13 (EUR)	1,800,000	2,528
Danaher, 4.50%, 7/22/13 (EUR)	1,560,000	2,185
GE Capital Canada Funding, 5.73%, 10/22/37 (CAD)	1,700,000	1,759
GE Capital Trust IV, FRN, 4.625%, 9/15/66 (EUR)	2,300,000	2,568
Goldman Sachs, 3.75%, 2/4/13 (EUR)	1,300,000	1,766
Goldman Sachs, 4.50%, 1/30/17 (EUR)	6,000,000	7,933

Goldman Sachs, 4.75%, 1/28/14 (EUR)	1,794,000	2,476
Goldman Sachs, 5.125%, 10/16/14 (EUR)	2,900,000	4,052
Goldman Sachs, 6.125%, 2/14/17 (GBP)	600,000	981
Hertz, 7.875%, 1/1/14 (EUR)	3,400,000	4,612
IBM, 6.625%, 1/30/14 (EUR)	650,000	981
JBS Finance II, 8.25%, 1/29/18 (1)	2,000,000	2,020
Johnson & Johnson, 4.75%, 11/6/19 (EUR)	250,000	369
JPMorgan Chase, 4.375%, 1/30/14 (EUR)	4,100,000	5,703
JPMorgan Chase, FRN, 4.375%, 11/12/19 (EUR)	4,300,000	5,638
Lyondell Chemical, 8.00%, 11/1/17 (EUR) (1)	3,339,000	4,841
Manpower, 4.75%, 6/14/13 (EUR)	1,600,000	2,191
Mellon Funding, 6.375%, 11/8/11 (GBP)	2,894,000	4,672
Merrill Lynch, 4.45%, 1/31/14 (EUR)	1,594,000	2,145
Merrill Lynch, 4.625%, 10/2/13 (EUR)	4,185,000	5,669
Merrill Lynch, 4.875%, 5/30/14 (EUR)	1,300,000	1,765
MetLife Global Funding I, 4.625%, 5/16/17 (EUR)	2,300,000	3,179
Morgan Stanley, 3.75%, 3/1/13 (EUR)	900,000	1,216
Morgan Stanley, 4.50%, 10/29/14 (EUR)	1,400,000	1,902
Morgan Stanley, 4.90%, 2/23/17 (CAD)	1,250,000	1,241
Morgan Stanley, 5.00%, 5/2/19 (EUR)	2,500,000	3,205
Morgan Stanley, 5.125%, 11/30/15 (GBP)	2,000,000	3,127
Morgan Stanley, 5.375%, 8/10/20 (EUR)	1,500,000	1,939
Morgan Stanley, 5.50%, 10/2/17 (EUR)	4,000,000	5,433
New York Life Global Funding, 4.375%, 1/19/17 (EUR)	2,300,000	3,181
NII Capital, 8.875%, 12/15/19	506,000	545
NII Capital, 10.00%, 8/15/16	2,277,000	2,516
Pacific Life Funding, 5.125%, 1/20/15 (GBP)	2,695,000	4,369
Philip Morris International, 5.625%, 9/6/11 (EUR)	1,500,000	2,059
Philip Morris International, 5.875%, 9/4/15 (EUR)	800,000	1,211

Forward Currency Exchange Contracts

(Amounts in 000s)

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Citigroup Global Markets	2/16/11	TWD	879,173	USD	29,340	846
Citigroup Global Markets	2/18/11	CZK	176,751	USD	9,768	(339)
Citigroup Global Markets	2/18/11	PHP	2,149,888	USD	49,400	(319)
Citigroup Global Markets	2/18/11	USD	9,107	JPY	761,066	(272)
Credit Suisse First Boston	1/14/11	KRW	2,283,120	USD	2,016	(5)
Credit Suisse First Boston	2/15/11	CLP	16,040,121	USD	33,230	927
Credit Suisse First Boston	2/18/11	EUR	17,713	USD	23,654	13
Credit Suisse First Boston	2/18/11	GBP	577	USD	910	(11)
Credit Suisse First Boston	2/18/11	JPY	1,890,642	USD	22,636	661
Credit Suisse First Boston	2/18/11	PLN	136,930	USD	45,236	885
Credit Suisse First Boston	2/18/11	SEK	159,911	USD	23,372	368
Credit Suisse First Boston	2/18/11	SGD	33,747	USD	25,872	426
Credit Suisse First Boston	2/18/11	USD	13,135	EUR	9,529	403
Credit Suisse First Boston	2/18/11	USD	26,851	JPY	2,233,600	(672)
Credit Suisse First Boston	2/18/11	USD	38,824	ZAR	277,786	(3,068)
Deutsche Bank	2/18/11	CHF	10,454	USD	11,222	(35)
Deutsche Bank	2/18/11	EUR	1,099	USD	1,455	13
Deutsche Bank	2/18/11	INR	1,501,882	USD	33,390	(76)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $4,777,929)	$ 4,848,720
Interest receivable	84,391
Unrealized gain on forward currency exchange contracts	39,376
Foreign currency (cost $13,757)	13,926
Cash deposits on futures contracts	12,321
Receivable for shares sold	10,409
Unrealized gain on swaps	736
Cash	20
Other assets	970
Total assets	5,010,869
Liabilities	
Payable for investment securities purchased	52,852
Unrealized loss on forward currency exchange contracts	18,107
Payable for shares redeemed	4,960
Investment management fees payable	2,656
Due to affiliates	250
Swap premiums received	37
Other liabilities	538
Total liabilities	79,400
NET ASSETS	$ 4,931,469
Net Assets Consist of:	
Accumulated undistributed net realized gain	$ 12,432
Net unrealized gain	97,125
Paid-in capital applicable to 495,900,667 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	4,821,912
NET ASSETS	$ 4,931,469

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/10	12/31/09
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 106,649	$ 81,692
Net realized gain	105,990	24,029
Change in net unrealized gain (loss)	(140)	108,560
Increase in net assets from operations	212,499	214,281
Distributions to shareholders		
Net investment income		
Investor Class	(95,564)	(71,170)
Advisor Class	(11,219)	(10,885)
Net realized gain		
Investor Class	(73,395)	(41,905)
Advisor Class	(9,159)	(8,499)
Decrease in net assets from distributions	(189,337)	(132,459)
Capital share transactions*		
Shares sold		
Investor Class	1,635,551	1,750,341
Advisor Class	226,154	203,764
Distributions reinvested		
Investor Class	160,518	105,426
Advisor Class	19,337	18,352
Shares redeemed		
Investor Class	(835,539)	(646,135)
Advisor Class	(206,715)	(179,683)
Redemption fees received	676	402
Increase in net assets from capital share transactions	999,982	1,252,467
Net Assets		
Increase during period	1,023,144	1,334,289
Beginning of period	3,908,325	2,574,036
End of period	**$ 4,931,469**	**$ 3,908,325**
Undistributed net investment income	–	–

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S. The fund has two classes of shares: the International Bond Fund original share class, referred to in this report as the Investor Class, offered since September 10, 1986, and the International Bond Fund – Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities the fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2010, the fund realized $26,000 of net loss on $831,000 of in-kind redemptions.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2010:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2010, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2010, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended December 31, 2010, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 25% and 40% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. At its election, the fund may also hold additional U.S. dollars and foreign currencies in an account with the broker to settle future variation margin obligations. All cash and currencies held by the broker for initial margin or future settlements are reflected as deposits on futures contracts on the accompanying Statement of Assets and Liabilities. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin, if any. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2010, the fund’s exposure to futures, based on underlying notional amounts, was generally between 2% and 5% of net assets.

Swaps The fund is subject to interest rate risk and credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration and credit exposure. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest and/or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, index, or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2010, the fund’s exposure to swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2010, approximately 15% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At December 31, 2010, there were no securities on loan.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of December 31, 2010, securities valued at $3,401,000 had been posted by the fund to counterparties. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets; however, securities pledged by counterparties to the fund are not recorded by the fund. As of December 31, 2010, collateral pledged by counterparties to the fund consisted of securities valued at $20,505,000.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,421,738,000 and $2,463,762,000, respectively, for the year ended December 31, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the recharacterization of distributions. For the year ended December 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2010 and December 31, 2009, totaled $189,337,000 and $132,459,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, losses from certain derivative contracts, and the realization of unrealized gains/losses on certain open derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2010, the fund utilized $5,506,000 of capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2010, expenses incurred pursuant to these service agreements were $200,000 for Price Associates; $790,000 for T. Rowe Price Services, Inc.; and $63,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2010, the fund was allocated $1,000,000 of Spectrum Funds’ expenses and $1,633,000 of Retirement Funds’ expenses. Of these amounts, $1,696,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2010, approximately 18% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 26% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

NOTE 7 - SUBSEQUENT EVENT

Effective at the close of business on December 31, 2010, T. Rowe Price International, Inc. (Price International) was merged into its parent company, Price Associates. Thereafter, Price Associates assumed responsibility for all of Price International’s existing investment management contracts, and Price International ceased all further operations. The corporate reorganization is designed to simplify Price Group’s corporate structure related to its international business and is intended to result in no material changes in the nature, quality, level or cost of services provided to the T. Rowe Price funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Bond Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $82,919,000 from short-term capital gains

• $1,329,000 from long-term capital gains, subject to the 15% rate gains category.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009); Director, Medtronic,
Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1991	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[128]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Director and Chief Executive
Officer, T. Rowe Price International; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[73]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher D. Alderson (1962)	Director and President-International Equity,
President	T. Rowe Price International; Director and Vice
President, Price Hong Kong and Price Singapore;
Vice President, T. Rowe Price Group, Inc.

Paulina Amieva (1981)	Vice President, T. Rowe Price International
Vice President

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ryan Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly intern, T. Rowe Price
(to 2006)

Tak Yai Cheng, CFA (1974)	Vice President, Price Hong Kong and
Vice President	T. Rowe Price Group, Inc.; formerly Analyst,
Deutsche Bank

Archibald A. Ciganer, CFA (1976)	Vice President, T. Rowe Price Group, Inc.
Vice President

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.; for-
Vice President	merly Equity Research Analyst, MTB Investment
Advisors (to 2006)

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

May Foo, CFA (1977)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly European
Pharmaceuticals and Biotech Analyst, Bear
Stearns International Ltd. (to 2008)

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Investment
Manager, Baillie Gifford (to 2006)

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers, LLP
(to 2007)

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Randal Spero Jenneke, 1971	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Senior
Portfolio Manager, Australian Equities (to 2010)
and Head of Research, Australian Equities
(to 2007)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc.; for-
Vice President	merly Japanese Financial/Real Estate Sector
Analyst/Portfolio Manager, Citadel Investment
Group, Asia Limited (to 2009); Research
Analyst, Japanese Equities & Sector Fund
Portfolio Manager, Fidelity Investments Japan
Limited (to 2007)

Ian D. Kelson (1956)	President-International Fixed Income, T. Rowe
Executive Vice President	Price International; Vice President, T. Rowe
Price and T. Rowe Price Group, Inc.

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Lillian Yan Li, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Analyst,
Deutsche Bank (Hong Kong) (to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst
and Co-portfolio Manager, Taurus Asset
Management (to 2006) and Onex Public
Markets Group (to 2006)

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Analyst,
Pioneer Investments (to 2008)

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe
Executive Vice President	Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Fayez
Sarofim & Company (to 2007)

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Assistant Vice President of
Investment Banking, Citigroup Global Markets,
Inc. (to 2005)

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hwee Jan Ng, CFA (1966)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore,
T. Rowe Price, T. Rowe Price Group, Inc.,
T. Rowe Price International, and T. Rowe Price
Retirement Plan Services, Inc.

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc.
Vice President

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc.
Vice President

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Analyst,
F&C Asset Management (London) (to 2006)

Joseph Rohm (1966)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Naoto Saito (1980)	Employee, T. Rowe Price; formerly Analyst,
Vice President	HBK Capital Management (to 2008), student,
Stanford Graduate School of Business (to 2007)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.; Assistant
Treasurer, T. Rowe Price Services, Inc.

Francisco Sersale (1980)	Vice President, T. Rowe Price International
Vice President

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Miki Takeyama (1970)	Vice President, T. Rowe Price Group, Inc.
Vice President

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price International;
Vice President	formerly student, London Business School
(to 2008); Associate-Senior Systems Analyst,
Goldman Sachs International (London)
(to 2006)

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc.; for-
Vice President	merly Deputy Director, Space Industry Office,
Manufacturing Industries Bureau (to 2006)

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price Group, Inc., and
T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
Columbia Business School (to 2007)

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Credit
Suisse First Boston (to 2006)

Christopher Yip, CFA (1975)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong; formerly
Vice President	student, University of Chicago Graduate School
of Business (to 2008); Strategy Consultant,
Capgemini (to 2006)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 17, 2011